Exhibit 99.3

Designated Filer:	Warburg Pincus Private Equity X O&G, L.P.
Issuer & Ticker Symbol:	Laredo Petroleum Holdings, Inc. [LPI]
Date of Event Requiring Statement:	August 19, 2013

Joint Filers’ Signatures

WARBURG PINCUS PRIVATE EQUITY X O&G, L.P.

By:  Warburg Pincus X, L.P., its General Partner

By:  Warburg Pincus X LLC, its General Partner

By:  Warburg Pincus Partners LLC, its Sole Member

By: Warburg Pincus & Co., its Managing Member

By:	/s/ Scott A. Arenare		Date:	August 19, 2013
	Name:	Scott A. Arenare
	Title:	Attorney-in-Fact*

WARBURG PINCUS X PARTNERS, L.P.

By:  Warburg Pincus X, L.P., its General Partner

By:  Warburg Pincus X LLC, its General Partner

By:  Warburg Pincus Partners LLC, its Sole Member

By: Warburg Pincus & Co., its Managing Member

By:	/s/ Scott A. Arenare		Date:	August 19, 2013
	Name:	Scott A. Arenare
	Title:	Attorney-in-Fact*

WARBURG PINCUS X, L.P.

By:  Warburg Pincus X LLC, its General Partner

By:  Warburg Pincus Partners LLC, its Sole Member

By:  Warburg Pincus & Co., its Managing Member

By:	/s/ Scott A. Arenare		Date:	August 19, 2013
	Name:	Scott A. Arenare
	Title:	Attorney-in-Fact*

WARBURG PINCUS X LLC

By:  Warburg Pincus Partners LLC, its Sole Member

By:  Warburg Pincus & Co., its Managing Member

By:	/s/ Scott A. Arenare		Date:	August 19, 2013
	Name:	Scott A. Arenare
	Title:	Attorney-in-Fact*

WARBURG PINCUS PARTNERS LLC

By:  Warburg Pincus & Co., its Managing Member

By:	/s/ Scott A. Arenare		Date:	August 19, 2013
	Name:	Scott A. Arenare
	Title:	Attorney-in-Fact*

WARBURG PINCUS LLC

By:	/s/ Scott A. Arenare		Date:	August 19, 2013
	Name:	Scott A. Arenare
	Title:	Managing Director

WARBURG PINCUS & CO.

By:	/s/ Scott A. Arenare		Date:	August 19, 2013
	Name:	Scott A. Arenare
	Title:	Attorney-in-Fact*

CHARLES R. KAYE

By:	/s/ Scott A. Arenare		Date:	August 19, 2013
	Name:	Charles R. Kaye
By: Scott A. Arenare, Attorney-in-Fact*

JOSEPH P. LANDY

By:	/s/ Scott A. Arenare		Date:	August 19, 2013
	Name:	Joseph P. Landy
By: Scott A. Arenare, Attorney-in-Fact*

* The Power of Attorney given by each of Warburg Pincus & Co., Mr. Kaye and Mr. Landy was previously filed with the U.S. Securities & Exchange Commission on January 15, 2013 as an exhibit to a statement on Schedule 13D/A filed by Warburg Pincus Private Equity X, L.P. with respect to Talon Therapeutics, Inc. and is hereby incorporated by reference.